SCUDDER   [LOGO]


Scudder Emerging Markets Growth Fund

Supplement to Prospectus
Dated May 8, 1996

The following table is to be inserted after the section entitled "Expense information" on page 2.

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The following table includes selected data for a share outstanding throughout the period (a)
and other performance information derived from the financial statements.

If you would like more detailed information concerning the Fund's performance, a complete portfolio listing and audited financial statements are available in the Fund's Annual Report dated October 31, 1996 and may be obtained without charge by writing or calling Scudder
Investor Services, Inc.

                                                                               For the Period
                                                                                May 8, 1996
                                                                               (commencement)
                                                                               of operations)
                                                                                    to
                                                                              October 31, 1996
----------------------------------------------------------------------------------------------
Net asset value, beginning of period ......................................   $     12.00
Income from investment operations: ........................................          (.02)

Net investment loss
Net realized and unrealized gain on investments ...........................           .86
Total from investment operations ..........................................           .84
Redemption fees (Note A) ..................................................           .01
Net asset value, end of period ............................................   $     12.85
----------------------------------------------------------------------------------------------
Total Return (%) (c) ......................................................          7.08(d)**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ....................................         76
Ratio of operating expenses, net to average daily net assets (%) ..........          2.00*
Ratio of operating expenses before expense reductions, to average daily net          3.79*
   assets (%)
Ratio of net investment loss to average daily net assets (%) ..............          (.32)*
Portfolio turnover rate (%) ...............................................         19.5*
Average commission rate paid (b) ..........................................   $       .0006

(a)  Based on monthly average of shares outstanding during the period.
(b)  Average commission rate paid per share of common and preferred stocks.
(c)  Total return is higher due to maintenance of the Fund's expenses.
(d)  Total return does not reflect the effect of the 2% redemption fee on shares held less than one year.
*    Annualized
**   Not annualized
----------------------------------------------------------------------------------------------

December 16, 1996                                                        MIS79PS

                                                                SCUDDER   [LOGO]


                                                               December 16, 1996

Dear Scudder Investor,

     On the reverse side, you'll find a prospectus supplement that contains financial highlights for Scudder Emerging Markets Growth Fund. Because Scudder Emerging Markets Growth Fund is a new fund, this information is being reported for the first time. This table includes the Fund's net asset value, Fund distributions, and total return. Please keep this supplement with your prospectus.

     If you have any questions about this information, please call Scudder at 1-800-225-2470. We will be happy to help you.

Sincerely,

/s/David S. Lee
David S. Lee
President, Scudder Investor Services, Inc.

   This letter is for explanatory purposes and is not part of the prospectus supplement on the reverse side.

                                  (over please)